Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Quarterly Report of Clean Vision Corporation (the “Company”) on Form 10-Q for the three months ended March 31, 2024 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Bates, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 20, 2024

By:	/s/ Daniel Bates
Daniel Bates Chief Executive Officer
(Principal Executive)

In connection with the Quarterly Report of Clean Vision Corporation (the Company”) on Form 10-Q for the three months ended March 31, 2024 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Rachel Boulds, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 20, 2024

By:	/s/ Rachel Boulds
Rachel Boulds Chief Financial Officer (Principal Financial and Accounting Executive)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Clean Vision Corporation and will be retained by Clean Vision Corporation and furnished to the United States Securities and Exchange Commission or its staff upon request.